UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

Cantaloupe, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On June 16, 2025, Ravi Venkatesan, the CEO of Cantaloupe, Inc. (“Cantaloupe”), emailed the below communications related to the proposed acquisition of the Company by 365 Retail Markets, LLC, a Delaware limited liability company (“365”), pursuant to the Agreement and Plan of Merger, dated as of June 15, 2025, by and among, inter alia, Cantaloupe and 365:

Subject: We’re Joining with 365 Retail Markets – Here’s What It Means for You

Dear [Customer Name],

As a valued customer to Cantaloupe, I’m pleased to share that today our organization entered into an agreement to be acquired by 365 Retail Markets, LLC (“365”). This is an exciting milestone and a bold step forward designed to enhance what we deliver to you every day.

You have come to rely on Cantaloupe for our reliability, innovation, and dedication to excellent service. Let me reassure you: that commitment remains unchanged.

In fact, it’s about to get better.

The transaction is expected to close in the second half of 2025, pending all necessary approvals. In the meantime, it's business as usual at Cantaloupe, and we'll keep you informed of key milestones along the way.

Here’s what you can expect moving forward:

•	The Same Great Service, Uninterrupted Our team, our platform, and our focus on your business will continue as usual, with no disruption to how we support you.
•	More Innovation, Faster By combining with 365, we’ll bring you deeper integrations, smarter software, and an even broader portfolio of tools to power your growth and drive success.
•	A Stronger Partner, Built for the Future
Together, we’ll bring you more value through a fully integrated platform – combining best-in-class telemetry, payments, micro market and kiosk solutions, consumer engagement, and analytics – designed to support every part of your operation.

This powerful partnership is about doubling down: on our relationship with you, the innovations you count on, and the future we’re building together. Thank you for your continued trust in Cantaloupe. If you have any questions, we’re always here – ready to listen, support, and grow with you.

Please see our press release that just went out for more details.

With appreciation,

Ravi Venkatesan

CEO, Cantaloupe, Inc.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements”, as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Cantaloupe, Inc. (“Cantaloupe”) and 365 Retail Markets, LLC (“365”) and the potential transaction between Cantaloupe and 365, including, but not limited to, statements about the strategic rationale and benefits of the proposed transaction between Cantaloupe and 365, including future financial and operating results, Cantaloupe’s or 365’s plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “explore”, “evaluate”, “forecast”, “intend”, “may”, “might”, “plan”, “potential”, “predict”, “project”, “seek”, “should”, “targeted”, “will” or “would”, or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Cantaloupe’s or 365’s control. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Cantaloupe’s and 365’s ability to complete the potential transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory approvals and the approval of Cantaloupe’s shareholders and the satisfaction of other closing conditions to consummate the proposed transaction; the possibility that competing offers or acquisition proposals for Cantaloupe will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction, including in circumstances which would require Cantaloupe to pay a termination fee; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that Cantaloupe’s business will not be integrated successfully, including with respect to implementing systems to prevent a material security breach of any internal systems or to successfully manage credit and fraud risks in business units, or that such integration may be more difficult, time-consuming or costly than expected; 365’s ability to obtain the expected financing to consummate the proposed transaction, and the continued availability of capital and financing for 365 following the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers, including as it relates to Cantaloupe’s ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; the ability of Cantaloupe to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the business, economic and political conditions in the markets in which Cantaloupe operates; the impact of new or changes in current laws, regulations, credit card association rules or other industry standards, including privacy and cybersecurity laws and regulations; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the potential transaction on the market price of Cantaloupe’s securities; the risk of potential shareholder litigation associated with the potential transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of pandemics or other events on the operations and financial results of Cantaloupe or the combined company; general economic conditions; and other risks and uncertainties affecting Cantaloupe and 365, including those described from time to time under the caption “Risk Factors” or “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in Cantaloupe’s Securities and Exchange Commission (“SEC”) filings and reports, including Cantaloupe’s Annual Report on Form 10-K for the year ended June 30, 2024, Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, Quarterly Report on Form 10-Q for the quarter ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, as well as in subsequent Current Reports on Form 8-K and other filings and reports by Cantaloupe. Moreover, other risks and uncertainties of which Cantaloupe or 365 are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Cantaloupe and 365 caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Cantaloupe or 365 on their respective websites or otherwise. Neither Cantaloupe nor 365 undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in connection with the proposed transaction between Cantaloupe and 365. In connection with the proposed transaction, Cantaloupe intends to file a proxy statement with the SEC in preliminary and definitive form. Cantaloupe may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement (when available) will be mailed to shareholders of Cantaloupe. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC or sent to Cantaloupe’s shareholders in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF CANTALOUPE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CANTALOUPE, 365 AND THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about Cantaloupe and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Cantaloupe are available free of charge on Cantaloupe’s website at cantaloupeinc.gcs-web.com.

Participants in the Solicitation

Cantaloupe and its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from Cantaloupe’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Cantaloupe and their ownership of Cantaloupe’s securities is set forth in the definitive proxy statement for Cantaloupe’s 2025 Annual Meeting of Shareholders (https://www.sec.gov/Archives/edgar/data/896429/000162828024042315/ctlp-20241004.htm), which was filed with the SEC on October 4, 2024 (the “Annual Meeting Proxy Statement”), including under the sections entitled “Director Compensation Program”, “Fiscal Year 2024 Director Compensation”, “Fiscal Year 2024 Executive Compensation”, “Executive Officer Employment Arrangements”, “Summary Compensation Table”, “Grant of Plan-Based Awards”, “Outstanding Equity Awards at Fiscal Year-End”, “Option Exercises and Stock Vested”, “Potential Payments Upon Termination or Change of Control”, “CEO Pay Ratio Disclosure”, “Pay Versus Performance” and “Security Ownership of Certain Beneficial Owners and Management” and Cantaloupe’s Annual Report on Form 10-K for the year ended June 30, 2024 (https://www.sec.gov/Archives/edgar/data/896429/000162828024040037/ctlp-20240630.htm), which was filed with the SEC on September 10, 2024, including under the sections entitled “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”. To the extent holdings of Cantaloupe’s securities by such directors or executive officers (or the identity of such directors or executive officers) have changed since the information set forth in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of Cantaloupe’s directors and executive officers in the proposed transaction, which may, in some cases, be different than those of Cantaloupe’s shareholders generally, will be included in the proxy statement relating to the transaction if and when it is filed with the SEC. You may obtain free copies of these documents using the sources indicated above.